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                                    OVERVIEW
                       AUGUST TECHNOLOGY ANNUAL AWARD PLAN
             EFFECTIVE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

PURPOSE OF THE PLAN

The August Technology Annual Award Plan ("Plan") is established to provide rewards to the participants who meet the annual corporate performance goals.

ELIGIBILITY FOR PLAN

-        The CEO will determine the eligible participants.

- The Compensation Committee will review and approve the listing provided by the CEO.

- Participant must be employed at the end of the plan year to receive their respective bonus.

-        Provisions are included to cover issues of death or disability.

DETERMINATION OF THE AWARD - 2 STEP PROCESS

         (1) Satisfaction of the Earnings Before Interest Taxes Depreciation and Amortization (EBITDA) Hurdle - FY2000 = ($250,000). The Board of directors will have the discretion to lower the EBITDA hurdle during the plan year.

         (2) Satisfaction of Revenue and Gross Margin Targets, as determined by the Incentive Matrix (shown below).


                                    Revenue (millions)

         ---------------- ---------- --------- --------- --------- -----------
         Gross Mar.       >17.6      19.8      21.8      23.6      25.2
         ---------------- ---------- --------- --------- --------- -----------
          >57%            70%        80%       85%       90%       95%

         ---------------- ---------- --------- --------- --------- -----------
           58%            75%        85%       100%      110%      115%
         ---------------- ---------- --------- --------- --------- -----------
           58.5%          80%        90%       110%      115%      120%
         ---------------- ---------- --------- --------- --------- -----------
           59%            85%        95%       115%      120%      130%
         ---------------- ---------- --------- --------- --------- -----------

PAYMENT OF ANNUAL AWARD

- Participant's Target Award will be equal to XX % of their annual base salary. See Appendix Pages 3 and 4 for Tier # 1 through Tier #5 applicable percentages.

- Each participant will have the option to receive the annual award in the following manner:

              (1) 100% stock
              (2) 50% cash and 50% stock
              (3) Any participant with 10% or greater ownership may choose 100%
                  cash

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VALUATION OF STOCK AWARDED

- Valuation will be based on the market price of shares sold within 120 days of plan year-end.

- If multiple sales exist, last sale prior to end of plan year will determine market price.

- If no sales were made within 120 days of the plan year-end, stock valuation will be based on the most recent option grants made before plan year-end, and/or as determined by the Compensation Committee.

-        Valuation is applicable for plan purposes only.

TAX WITHHOLDINGS

-        To pay the tax withholdings, each participant has the choice to tender:

-        Cash (or)

-        Current Shares (or)

-        Reduce Awarded Shares

TAX AND CASH FLOW CONSIDERATION

- Awards will be paid not later than 2 1/2 months after the close of August Technology's fiscal year. Stock will be issued as of the plan year-end (i.e. 12/31/00 for awards associated with plan year 2000).

CHANGE IN CONTROL  (TIERS #1 AND #2 PARTICIPANTS - ONLY)

- If >50% of the Company is sold during the year, and the participant is negatively impacted by the change of control as outlined below, then all bonuses will be paid in full at 100% of target at the date of the change of control. Negative impacts include:

                  -        Termination of employment

                  - Participant's status within the Company is adversely changed

                  - Or, the participant's salary is substantially reduced.

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                                     PAGE 3

                                    OVERVIEW
                       AUGUST TECHNOLOGY ANNUAL AWARD PLAN
             EFFECTIVE FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

                                   TIER MATRIX

TIER #1:

Range = 0 - 78% maximum payout.     Target = 60% of base salary.
Includes Change of Control provision

POSITION IN THIS TIER:
CEO/President (Co-founder)

TIER #2:

Range = 0 - 65% maximum payout.     Target = 50% of base salary.
Includes Change of Control Provision

POSITIONS IN THIS TIER:

COO
CFO
CTO (Co-founder)
Chief Engineer (Co-founder)

TIER #3:

Range = (0 - 52% maximum payout.)   Target =  40% of base salary.

POSITIONS IN THIS TIER:

VP of Engineering
VP of Sales & Marketing
VP of Manufacturing

TIER #4:

Range = (0 - 33% maximum payout.)   Target =  25% of base salary.

POSITIONS IN THIS TIER:

NSX Product Manager
Customer Service Manager
Corporate Controller

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                                     PAGE 4

Annual Award Plan Matrix

TIER #5:

Range = (0-20% maximum payout.)     Target = 15% of base salary.

POSITIONS IN THIS TIER:

Human Resource Manager
Marketing Manager
Purchasing Manager
Cost Accounting Manager

New Product Development Engineering Manager
Customer Assurance Engineering Manager
Custom Engineering  Manager
North American Field Applications Manager
Technical Services Manager